                                                                   EXHIBIT 10.10

                          [LOGO] Western Financial Bank

                            SUBORDINATION AGREEMENT

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   Principal      Loan Date    Maturity     Loan No    Call/Coll   Account   Officer   Initials
$16,000,000.00   09-27-2001   09-30-2002   0099 (CM)   4A0/3100    0001910    00905
-----------------------------------------------------------------------------------------------
 References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "* * *" has been omitted due to text length limitations.
-----------------------------------------------------------------------------------------------

Borrower: Fresh Enterprises, Inc.                               Lender: Western Financial Bank
          Baja Fresh Westlake Village, Inc. dba Baja Fresh              Commercial Banking Group
          Mexican Grill                                                 15750 Alton Parkway
          225 W. Hillcrest Drive, Suite 351                             Irvine, CA 92618
          Thousand Oaks, CA 91360

Creditor: James Magglos

================================================================================

THIS SUBORDINATION AGREEMENT dated September 27, 2001, is made and executed among Fresh Enterprises, Inc.; and Baja Fresh Westlake Village, Inc. dba Baja Fresh Mexican Grill; 225 W. Hillcrest Drive, Suite 351; Thousand Oaks, CA 91360 ("Borrower"); James Magglos ("Creditor"); and Western Financial Bank, Commercial Banking Group, 15750 Alton Parkway, Irvine, CA 92618 ("Lender").

CURRENT INDEBTEDNESS OWING TO CREDITOR. As of the date of this Agreement, Borrower is indebted to Creditor in the aggregate amount of $2,000,000.00. This amount is the total indebtedness of every kind from Borrower to Creditor.

REQUESTED FINANCIAL ACCOMMODATIONS. Borrower and Creditor each want Lender to provide financial accommodations to Borrower in the form of (A) new credit or loan advances, (B) an extension of time to pay or other compromises regarding all or part of Borrower's present indebtedness to Lender, or (C) other benefits to Borrower. Borrower and Creditor each represent and acknowledge to Lender that Creditor will benefit as a result of these financial accommodations from Lender to Borrower, and Creditor acknowledges receipt of valuable consideration for entering into this Agreement. Based on the representations and acknowledgments contained in this Agreement, Borrower and Creditor agree with Lender as follows:

SUBORDINATED INDEBTEDNESS. The words "Subordinated Indebtedness" as used in this Agreement mean the following specific indebtedness from Borrower to Creditor, including all renewals, extensions, modifications and substitutions for the indebtedness, including principal, interest, and all costs and attorneys' fees, relating to the indebtedness: $2,000,000.00.

SUPERIOR INDEBTEDNESS. The words "Superior Indebtedness" as used in this Agreement mean and include all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be now or hereafter owing from Borrower to Lender. The term "Superior Indebtedness" is used in its broadest sense and includes without limitation all principal, all interest, all costs, attorneys' fees, all sums paid for the purpose of protecting Lender's rights in security (such as paying for insurance on collateral if the owner fails to do so), all contingent obligations of Borrower (such as a guaranty), all obligations arising by reason of Borrower's accounts with Lender (such as an overdraft on a checking account), and all other obligations of Borrower to Lender, secured or unsecured, of any nature whatsoever.

SUBORDINATION. All Subordinated Indebtedness of Borrower to Creditor is and shall be subordinated in all respects to all Superior Indebtedness of Borrower to Lender. If Creditor holds one or more Security Interests, whether now existing or hereafter acquired, in any of Borrower's real property or personal property, Creditor also subordinates all Creditor's Security Interests to all Security Interests held by Lender, whether now existing or hereafter acquired.

PAYMENTS TO CREDITOR. Except as provided below, Borrower will not make and Creditor will not accept, at any time while any Superior Indebtedness is owing to Lender, (A) any payment upon any Subordinated Indebtedness, (B) any advance, transfer, or assignment of assets to Creditor in any form whatsoever that would reduce at any time or in any way the amount of Subordinated Indebtedness, or (C) any transfer of any assets as security for the Subordinated Indebtedness. Notwithstanding the foregoing, Borrower may make regularly scheduled payments of interest only to Creditor so long as Borrower is not in default under any agreement between Lender and Borrower. Creditor may not accelerate any amounts owed to Creditor without Lender's prior written consent.

In the event of any distribution, division, or application, whether partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of Borrower's assets, or the proceeds of Borrower's assets, in whatever form, to creditors of Borrower or upon any indebtedness of Borrower, whether by reason of the liquidation, dissolution or other winding-up of Borrower, or by reason of any execution sale, receivership, insolvency, or bankruptcy proceeding, assignment for the benefit of creditors, proceedings for reorganization, or readjustment of Borrower or Borrower's properties, then and in such event, (A) the Superior Indebtedness shall be paid in full before any payment is made upon the Subordinated Indebtedness, and (B) all payments and distributions, of any kind or character and whether in cash, property, or securities, which shall be payable or deliverable upon or in respect of the Subordinated Indebtedness shall be paid or delivered directly to Lender for application in payment of the amounts then due on the Superior Indebtedness until the Superior Indebtedness shall have been paid in full.

In order that Lender may establish its right to prove claims and recover for its own account dividends based on the Subordinated Indebtedness, Creditor does hereby assign all its right, title, and interest in such claims to Lender. Creditor further agrees to supply such information and evidence, provide access to and copies of such of Creditor's records as may pertain to the Subordinated Indebtedness, and execute such instruments as may be required by Lender to enable Lender to enforce all such claims and collect all dividends, payments, or other disbursements which may be made on account of the Subordinated Indebtedness. For such purposes, Creditor hereby irrevocably authorizes Lender in its discretion to make and present for or on behalf of Creditor such proofs of claims on account of the Subordinated Indebtedness as Lender may deem expedient and proper and to vote such claims in any such proceeding and to receive and collect any and all dividends, payments, or other disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of the Superior Indebtedness.

Should any payment, distribution, security, or proceeds thereof be received by Creditor at any time on the Subordinated Indebtedness contrary to the terms of this Agreement, Creditor immediately will deliver the same to Lender in precisely the form received (except for the endorsement or assignment of Creditor if necessary), for application on or to secure the Superior Indebtedness, whether it is due or not due, and until so delivered the same shall be held in trust by Creditor as property of Lender. In the event Creditor fails to make any such endorsement or assignment, Lender, or any of its officers on behalf of Lender, is hereby irrevocably authorized by Creditor to make the same.

CREDITOR'S NOTES. Creditor agrees to deliver to Lender, at Lender's request, all notes of Borrower to Creditor, or other evidence of the Subordinated Indebtedness, now held or hereafter acquired by Creditor, while this Agreement remains in effect. At Lender's request, Borrower also will execute and deliver to Creditor a promissory note evidencing any book account or claim now or hereafter owed by Borrower to Creditor, which note also shall be delivered by Creditor to Lender. Creditor agrees not to sell, assign, pledge or otherwise transfer any of such notes except subject to all the terms and conditions of this Agreement.

CREDITOR'S REPRESENTATIONS AND WARRANTIES. Creditor represents and warrants to Lender that: (A) no representations or agreements of any kind have been made to Creditor which would limit or qualify in any way the terms of this Agreement;
(B) this Agreement is executed at the Borrower's request and not at the request of Lender; (C) Lender has made no representation to Creditor as to the creditworthiness of Borrower; and (D) Creditor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Creditor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Creditor's risks under this Agreement, and Creditor further agrees that Lender shall have no obligation to disclose to Creditor information or material acquired by Lender in the course of its relationship with Borrower.

CREDITOR'S WAIVERS. Creditor waives any right to require Lender: (A) to make, extend, renew, or modify any loan to Borrower or to grant any other financial accommodations to Borrower whatsoever; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Superior Indebtedness or of any nonpayment related to any Security Interests, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Superior Indebtedness, or in connection with the creation of new or additional Superior Indebtedness; (C) to resort for payment or to proceed directly or at once against any person, including Borrower; (D) to proceed directly against or exhaust any Security Interests held by Lender from Borrower, any other guarantor, or any other person; (E) to pursue any other remedy within Lender's power; or (F) to commit any act or omission of any kind, at any time, with respect to any matter whatsoever.

LENDER'S RIGHTS. Lender may take or omit any and all actions with respect to the Superior Indebtedness or any Security Interests for the Superior Indebtedness without affecting whatsoever any of Lender's rights under this Agreement. In particular, without limitation, Lender may, without notice of any kind to Creditor, (A) make one or more additional secured or unsecured loans to Borrower; (B) repeatedly alter, compromise, renew, extend, accelerate, or otherwise change the time for payment or other terms of the Superior Indebtedness or any part thereof, including increases and decreases of the rates of interest on the Superior indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) take and hold Security Interests for the payment of the Superior Indebtedness, and exchange, enforce, waive, and release any such Security Interests with or without the substitution of new collateral; (D) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or guarantors on any terms or manner Lender chooses; (E) determine how, when and what application of payments and Credits, shall be made on the Superior Indebtedness; (F) apply such security and direct the order or manner of sale thereof, as Lender in its discretion may determine

                            SUBORDINATION AGREEMENT
Loan No: 0099(CM)                 (Continued)                             Page 2
================================================================================

and (G) assign this Agreement in whole or in part.

DEFAULT BY BORROWER. If Borrower becomes insolvent or bankrupt, this Agreement shall remain in full force and effect.

DURATION AND TERMINATION. This Agreement will take effect when received by Lender, without the necessity of any acceptance by Lender, in writing or otherwise, and will remain in full force and effect until Creditor shall notify Lender in writing at the address shown above to the contrary. Any such notice shall not affect the Superior Indebtedness owed Lender by Borrower at the time of such notice, nor shall such notice affect Superior Indebtedness thereafter granted in compliance with a commitment made by Lender to Borrower prior to receipt of such notice, nor shall such notice affect any renewals of or substitutions for any of the foregoing. Such notice shall affect only indebtedness of Borrower to Lender arising after receipt of such notice and not arising from financial assistance granted by Lender to Borrower in compliance with Lender's obligations under a commitment. Any notes lodged with Lender pursuant to the section titled "Creditor's Notes" above need not be returned until this Agreement has no further force or effect.

OTHER TERMS AND CONDITIONS. The following provisions are a part of this
Agreement: Interest payments are made quarterly in arrears. A principal payment of $500,000.00 shall be allowed on November 24, 2001, and the remaining principal, as well as any accrued and unpaid interest, shall be paid in full on November 24, 2002.

A copy of the Promissory Note between Fresh Enterprises, Inc. and Creditor dated November 24, 1998, in the amount of $2,000,000.00 is attached hereto and made a part hereof.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Arbitration. Borrower and Creditor and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Borrower and Creditor and Lender agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

     Attorneys' Fees; Expenses. Creditor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Creditor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Creditor also shall pay all court costs and such additional fees as may be directed by the court.

     Authority. The person who signs this Agreement as or on behalf of Creditor represents and warrants that he or she has authority to execute this Agreement and to subordinate the Subordinated Indebtedness and the Creditor's security interests in Borrower's property, if any.

     Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     Governing Law. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of California. This Agreement has been accepted by Lender in the State of California.

     Choice of Venue. If there is a lawsuit, Creditor agrees upon Lender's request to submit to the jurisdiction of the courts of Orange County, State of California.

     Interpretation. In all cases where there is more than one Creditor, then all words used in this Agreement in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Creditor named in this Agreement or when this Agreement is executed by more than one, the words "Creditor" shall mean all and any one or more of them. Reference to the phrase "Creditor" includes the heirs, successors, assigns, and transferees of each of them.

     Successors and Assigns. This Agreement shall be understood to be for the benefit of Lender and for such other person or persons as may from time to time become or be the holder or owner of any of the Indebtedness or any interest therein, and this Agreement shall be transferable to the same extent and with the same force and effect as any such Indebtedness may be transferable.

     No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Creditor, shall constitute a waiver of any of Lender's rights or of any of Creditor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

     Agreement. The word "Agreement" means this Subordination Agreement, as this Subordination Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Subordination Agreement from time to time.

     Borrower. The word "Borrower" means Fresh Enterprises, Inc.; and Baja Fresh Westlake Village, Inc. dba Baja Fresh Mexican Grill, and all other persons and entities signing the Note in whatever capacity.

     Creditor. The word "Creditor" means James Magglos.

     Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

     Lender. The word "Lender" means Western Financial Bank, its successors and assigns.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

     Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

     Subordinated Indebtedness. The words "Subordinated Indebtedness" mean the indebtedness described in the section of this Agreement titled "Subordinated Indebtedness".

                            SUBORDINATION AGREEMENT
Loan No: 0099 (CM)                (Continued)                             Page 3
================================================================================

     Superior Indebtedness. The words "Superior Indebtedness" mean the indebtedness described in the section of this Agreement titled "Superior Indebtedness".

BORROWER AND CREDITOR EACH ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS SUBORDINATION AGREEMENT, AND BORROWER AND CREDITOR EACH AGREE TO ITS TERMS. THIS AGREEMENT IS DATED SEPTEMBER 27, 2001.

BORROWER:

FRESH ENTERPRISES INC.


By:/s/ Greg Dollarhyde                   By:/s/ Donald Breen
   -----------------------------------   ---------------------------------------
   Greg Dollarhyde, President & CEO of      Donald Breen, Senior Vice Pres. &
   Fresh Enterprises, Inc.                  CFO of Fresh Enterprises, Inc.


BAJA FRESH WESTLAKE VILLAGE INC. DBA BAJA FRESH MEXICAN GRILL


By:/s/ Greg Dollarhyde                   By:/s/ Donald Breen
   -----------------------------------   ---------------------------------------
   Greg Dollarhyde, President & CEO of      Donald Breen, Senior Vice Pres. &
   Baja Fresh Westlake Village, Inc.        CFO of Baja Fresh Westlake Village,
   dba Baja Fresh Mexican Grill             Inc. dba Baja Fresh  Mexican Grill


CREDITOR:


x /s/ James Magglos
 --------------------------
James Magglos, Individually

================================================================================

     THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED IN RIGHT OF PAYMENT TO THE OBLIGATIONS (AS DEFINED HEREIN) PURSUANT TO, AND TO THE EXTENT PROVIDED IN SECTION 2 HEREIN.

                                PROMISSORY NOTE

$2,000,000                                                    November: 24. 1998

          FOR VALUE RECEIVED, Fresh Enterprises, Inc., a California corporation ("Maker"), promises to pay to James Magglos, an individual resident in California ("Payee"), in lawful money of the United States of America, the principal sum of Two Million Dollars ($2,000,000), together with interest payable quarterly in arrears on the unpaid principal balance at an annual rate equal to 6.0%, in the manner provided below. Accrued interest charges hereunder shall be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed.

          This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of the Recapitalization Agreement, dated October 12, 1998, by and among Carterton-Simon Partners III, L.P., Grumman Hill Investments III, L.P., Oak Investment Partners VIII, L.P., Greg Dollarhyde, Louis A. Siracusa and the other Buyers named therein (collectively, the "Buyers") and Linda Magglos ("Ms. Magglos"), John Yonkich. Maker and Payee (as amended or modified from time to time, the "Recapitalization Agreement", and is subject to the terms and conditions of the Recapitalization Agreement, which are, by this reference, incorporated herein and made a part hereof. Payee and Ms. Magglos are sometimes together referred to herein as the "Sellers." Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Recapitalization Agreement.

1.   PAYMENTS

1.1  PRINCIPAL AND INTEREST

          Five Hundred Thousand Dollars ($500,000) of the principal amount and accrued but unpaid interest thereon under this Note shall be due and payable on the date three years after the Closing Date (as defined in the Recapitalization Agreement) with the remaining principal amount and accrued but unpaid interest thereon due on the date four years after the Closing Date.

1.2  MANNER OF PAYMENT

          All payments of principal and interest on this Note shall be made by certified check at Westlake Village, California, or at such other place in the United States of America as Payee shall designate to Maker in writing or by wire transfer of immediately available funds to an account designated by Payee in writing. If any payment of principal or interest on this Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of California.

1.3  PREPAYMENT

          Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial prepayments shall be applied to installments, of principal in inverse order of their maturity.

2.   SUBORDINATION

2.1  AGREEMENT TO SUBORDINATE

          Payee and the Maker each agree that this Note is and shall be subordinated in right of payment to all Secured Debt of the Maker or any subsidiary of the Maker ("Subsidiary") whether now or hereafter existing and, whether for principal, interest (including, without limitation, interest accruing after the filing of a petition initiating any bankruptcy or insolvency proceeding, whether or not such interest accrues after the filing of such petition for purposes of the Bankruptcy Code or is an allowed claim in such proceeding), fees, premiums, expenses or otherwise (such indebtedness being the "Obligations"). For the purposes of this Note, "Secured Debt" shall mean all indebtedness of the Maker and its Subsidiaries for which the Maker or any Subsidiary has granted a security interest, pledge, encumbrance or other lien in collateral, whether personal or real.

2.2  EVENTS OF SUBORDINATION

          In the event that any default under any Obligation shall have occurred and be continuing, then no payment shall be made by or on behalf of the Maker for or on account of this Note or any other indebtedness of the Maker being subordinated to payment of this Note, and the Payee shall not take or receive from the Maker, directly or indirectly, in cash or other property or by set-off or in any other manner, including, without limitation, from or by way of collateral payment of all or any of the amount due on this Note, unless and until such default has been cured or waived.

2.3  RIGHT TO CURE OF INSTITUTIONAL LENDERS

          Payee shall not accelerate or seek any enforcement or collection action on this Note on account of any Event of Default of Maker without written notice to the representatives of Institutional Lenders of Maker and its Subsidiaries, or their designers, and first providing to such representatives or their designees the right to cure such default within 30 days from the date notice of default is delivered to such representatives or their designees. The term "Institutional Lenders" shall mean institutional lenders of the Maker or its Subsidiaries that are holders of any obligations.

2.4  NO INVOLUNTARY BANKRUPTCY PETITION

          Notwithstanding the foregoing, so long as there are outstanding Obligations owed to the Institutional Lenders, Payee shall not commence, or join with others in commencing, an involuntary bankruptcy or insolvency proceeding and shall not file, or join with others in filing. an involuntary petition seeking (a) liquidation, reorganization or other relief in respect of Maker or any Subsidiary or, in any such case, its debts, or a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (b) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Maker or any Subsidiary or for a substantial part of any of their respective assets.

2.5  BENEFITS OF SUBORDINATION

          The provisions of Sections 2.1 and 2.2 of this Note are made for the benefit of the holders of obligations, whether now or hereafter existing. The provisions of Sections 2.3 and 2.4 of this Note are made for the benefit of the Institutional Lenders, whether now or hereafter existing.

3.   RIGHT TO OFFSET

          Pursuant to Section 8.3 of the Recapitalization Agreement, Buyers are given the right to offset any amounts owed to them by the Sellers against amounts due to Payee hereunder. Reference is hereby made to the Recapitalization Agreement for a description of the nature and extent of the Buyers' offset rights thereunder with respect to this Note.

4.   DEFAULTS

4.1  EVENTS OF DEFAULT

          The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("Event of Default"):

          (a) If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for five (5) days after Payee notifies Maker therein writing.

          (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "Bankruptcy Law"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; or (iii) consent to the appointment of a trustee, receiver, assignee or liquidator.

4.2  NOTICE BY MAKER

          Maker shall notify Payee in writing within five days after the occurrence of any Event of Default of which Maker acquires knowledge.

4.3  REMEDIES

          Upon the occurrence of an Event of Default hereunder (unless all Events of Default have been cured or waived by Payee), Payee may by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance.

5.   MISCELLANEOUS

5.l  WAIVER

          No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.

5.2  NOTICES

          All notices, requests, demands and other communications which are required or may be given under this Note shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:

          If to Maker, addressed to:

               Fresh Enterprises, Inc.
               850 Hampshire Road, Suite S
               Westlake Village, CA 91361
               Atnn: President
               Telephone: (805)381-1681

          If to Payee, addressed to:

               James Magglos
               6921 Solano Verde Drive
               Telephone: (805)386-1213

          If to the representatives of the Institutional Lenders, addressed to:

               Imperial Bank
               9920 South La Cienega Boulevard
               8th Floor
               Inglewood, California 90301
               Telephone: (617) 521-9400

          or to such other place and with such other copies as either party may designate as to itself by written notice to the other.

5.3  SEVERABILITY

          If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only to part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

5.4  GOVERNING LAW

          This Note will be governed by the laws of the State of California without regard to conflicts of laws principles.

5.5  PARTIES IN INTEREST

          This Note shall not be assigned, conveyed, pledged, hypothecated, discounted or otherwise transferred or disposed of by Payee.

5.6  SECTION HEADINGS, CONSTRUCTION

          The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified.

          All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

          IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

FRESH ENTERPRISES, INC.


By:   /s/ Greg Dollarhyde
     --------------------------
     Name:  Greg Dollarhyde
     Title: President and Chief
            Executive Officer


By: ___________________________
    Name: Frank M. Vert Jr.
    Title: Secretary

          IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

FRESH ENTERPRISES, INC.


By: __________________________
    Name: Greg Dollarhyde
    Title: President and Chief
           Executive Officer


By:  /s/ Frank M. Vest. Jr.
    --------------------------
    Name: Frank M. Vest. Jr.
    Title: Secretary